                              MERIDIAN INDUSTRIAL TRUST
                               SUPPLEMENTAL INFORMATION
                                  SEPTEMBER 30, 1998










--------------------------------------------------------------------------------
[LOGO]    MERIDIAN INDUSTRIAL TRUST
          455 Market Street, 17th Floor, San Francisco, California  94105
          (415) 281-3900
          ht.//www.MIT-REIT.com

                                     [LETTERHEAD]

                                  TABLE OF CONTENTS

                                                                    Page
          Financial Highlights                                        1

          Consolidated Balance Sheets                                 2

          Consolidated Statements of Operations                       3

          Funds From Operations                                       4

          Portfolio Summary                                           5

          Leasing Activity and Lease Expirations                      6

          Fifteen Largest Tenants                                     7

          Investment Summary                                          8

          Property Acquisitions and Divestitures                      9

          Completed Developments                                     10

          Land Acquisitions and Land Inventory                       11

          Properties Under Development                               12

          Capital Structure                                          13

          Debt Summary                                               14


This Supplemental Information report contains statements which constitute forward looking information regarding the (i) potential acquisitions and property developments by the Company; (ii) trends affecting the Company's financial condition or results of operations; and (iii) the Company's growth strategy, operating strategy and financing strategy. The Company's actual results may differ significantly from the results discussed in the forward looking statements. Certain factors that might cause such a difference are disclosed in the Company's filings with the Securities and Exchange Commission.

                           [LOGO] MERIDIAN INDUSTRIAL TRUST
                                 FINANCIAL HIGHLIGHTS
           FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 1998 AND 1997
                                      UNAUDITED
                          (IN THOUSANDS, EXCEPT SHARE DATA)

                                                         THREE MONTHS ENDED SEPTEMBER 30,      NINE MONTHS ENDED SEPTEMBER 30,
                                                         --------------------------------     --------------------------------
                                                              1998                1997           1998                  1997
                                                           ----------          ----------     ----------            ----------
Revenues                                                   $   32,962          $   15,033     $   89,883            $   39,901
Net Income (Loss) Allocable to Common                            (732)              4,178         20,686                10,445
Funds From Operations Allocable to Common (1)                  16,860               7,365         48,262                20,476
PER SHARE FUNDS FROM OPERATIONS ALLOCABLE TO COMMON (1):
  Basic                                                    $     0.54          $     0.51     $     1.58            $     1.47
  Diluted                                                  $     0.50          $     0.42     $     1.44            $     1.23
Dividends per Common Share                                 $     0.33          $     0.29     $     0.99            $     0.87
RATIOS:
  Interest Coverage Ratio (2)                                     3.4                 3.4            3.8                   4.1
  Funds From Operations Payout Ratio (1)                         65.2%               91.4%          67.1%                 78.3%


                                                                          AS OF SEPTEMBER 30,      AS OF DEC. 31,
                                                                                 1998                   1997
                                                                          -------------------    -------------------
ASSETS:
  Investments in Real Estate Assets Before Accumulated Depreciation       $         1,106,799    $           844,739
  Total Assets                                                                      1,177,627                863,512

CAPITALIZATION (3):
  Mortgage Loans                                                          $            87,312    $            76,597
  Unsecured Debt                                                                      395,402                180,609
                                                                          -------------------    -------------------
    Total Debt                                                            $           482,714    $           257,206
                                                                          -------------------    -------------------

Total Shares Outstanding                                                           33,780,490             32,438,389
Common Share Market Price                                                 $             22.13    $             25.50
Equity Value                                                              $           797,393    $           827,179

Total Market Capitalization                                               $         1,280,107    $         1,084,385
                                                                          -------------------    -------------------
                                                                          -------------------    -------------------

Debt/Total Market Capitalization                                                         37.7%                  23.7%


(1)  See Funds From Operations schedule on page 4.
(2) Funds From Operations plus interest expense divided by interest expense. Interest expense excludes amortization of deferred loan fees.
(3) Includes 2,000,000 shares of Series D Redeemable Preferred Stock valued at $50,000 and 483,087 limited partnership units which are convertible to Common Stock as of September 30, 1998. See summary of capital structure on page 13.

                                                       MERIDIAN INDUSTRIAL TRUST
                                    PAGE 1 OF 14       SUPPLEMENTAL INFORMATION

                           [LOGO] MERIDIAN INDUSTRIAL TRUST
                             CONSOLIDATED BALANCE SHEETS
                    AS OF SEPTEMBER 30, 1998 AND DECEMBER 31, 1997
                                    (IN THOUSANDS)


ASSETS                                                                                    SEPTEMBER 30, 1998   DECEMBER 31,1997
                                                                                                (UNAUDITED)        (AUDITED)
                                                                                          ------------------   ----------------
INVESTMENT IN REAL ESTATE ASSETS:
  Rental Properties Held for Investment                                                   $        1,085,299   $        813,389
  Less: Accumulated Depreciation                                                                     (29,005)           (14,374)
  Rental Properties Held for Divestiture                                                                   -              9,492
                                                                                          ------------------   ----------------
                                                                                                   1,056,294            808,507
Investment in Unconsolidated Joint Venture                                                            21,500             21,500
                                                                                          ------------------   ----------------
TOTAL INVESTMENT IN REAL ESTATE ASSETS                                                             1,077,794            830,007
OTHER ASSETS:
  Investments in and Advances to Unconsolidated Subsidiaries                                          45,907                  -
  Cash and Cash Equivalents                                                                            6,091              8,847
  Restricted Cash and Cash Held in Escrow                                                              8,356             11,267
  Note Receivable                                                                                      8,000                  -
  Accounts Receivable, Net                                                                             6,989              3,460
  Capitalized Loan Fees, Lease Commissions and Other Assets, Net                                      24,490              9,931
                                                                                          ------------------   ----------------
TOTAL ASSETS                                                                              $        1,177,627   $        863,512
                                                                                          ------------------   ----------------
                                                                                          ------------------   ----------------

LIABILITIES AND STOCKHOLDERS' EQUITY
LIABILITIES:
  Unsecured Notes, Net                                                                    $          160,102   $        160,109
  Mortgage Loans, Net                                                                                 87,312             76,597
  Unsecured Credit Facility                                                                          235,300             20,500
  Accrued Dividends Payable                                                                           11,714              9,473
  Accounts Payable, Prepaid Rent, Tenant Deposits and Other Liabilities                               38,157             21,562
                                                                                          ------------------   ----------------
TOTAL LIABILITIES                                                                                    532,585            288,241
                                                                                          ------------------   ----------------
MINORITY INTEREST IN CONSOLIDATED LIMITED PARTNERSHIPS                                                17,605              5,132
                                                                                          ------------------   ----------------

STOCKHOLDERS' EQUITY:
  Series B Preferred Stock at $0.001 par value                                                             2                  2
  Series D Preferred Stock at $0.001 par value                                                             2                  -
  Common Stock at $0.001 par value                                                                        31                 30
  Additional Paid-in Capital                                                                         642,041            574,848
  Distributions in Excess of Income                                                                  (14,639)            (4,741)
                                                                                          ------------------   ----------------
TOTAL STOCKHOLDERS' EQUITY                                                                           627,437            570,139
                                                                                          ------------------   ----------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                                                $        1,177,627   $        863,512
                                                                                          ------------------   ----------------
                                                                                          ------------------   ----------------


                                                       MERIDIAN INDUSTRIAL TRUST
                                    PAGE 2 OF 14       SUPPLEMENTAL INFORMATION

                           [LOGO] MERIDIAN INDUSTRIAL TRUST
                        CONSOLIDATED STATEMENTS OF OPERATIONS
           FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 1998 AND 1997
                                      UNAUDITED
                                    (IN THOUSANDS)

                                                         THREE MONTHS ENDED SEPTEMBER 30,      NINE MONTHS ENDED SEPTEMBER 30,
                                                         --------------------------------     --------------------------------
                                                              1998                1997           1998                  1997
                                                           ----------          ----------     ----------            ----------
REVENUES:
  Rentals from Real Estate Investments (1)                 $   31,073          $   14,707     $   85,726            $   39,271
  Interest and Other Income                                       609                 326          1,138                   630
  Income From Unconsolidated Subsidiaries and
    Joint Venture                                               1,280                   -          3,019                     -
                                                           ----------          ----------     ----------            ----------
TOTAL REVENUES                                                 32,962              15,033         89,883                39,901
                                                           ----------          ----------     ----------            ----------

EXPENSES:
  Interest (2)                                                  7,007               3,084         17,488                 6,868
  Interest on Hedge Contract (3)                               12,633                   -         12,633                     -
  Property Taxes                                                4,076               1,905         10,900                 5,298
  Property Operating                                            2,316               1,246          6,579                 3,288
  General and Administrative                                    2,040               1,413          6,015                 3,914
  Depreciation and Amortization                                 6,259               2,485         16,729                 6,701
                                                           ----------          ----------     ----------            ----------
TOTAL EXPENSES                                                 34,331              10,133         70,344                26,069
                                                           ----------          ----------     ----------            ----------

Income (Loss) Before Minority Interest, Gain (Loss) on
  Divestiture of Properties and Extraordinary Item             (1,369)              4,900         19,539                13,832

Minority Interest in Net (Income)                                (176)                  -           (423)                    -
Gain (Loss) on Divestiture of Properties, Net                   2,442                 (17)         4,497                  (465)
Extraordinary Item                                                  -                   -              -                  (808)
                                                           ----------          ----------     ----------            ----------
NET INCOME                                                 $      897          $    4,883     $   23,613            $   12,559

Less Preferred Stock Dividends Declared:
  Series B Preferred Stock                                       (535)               (705)        (1,821)               (2,114)
  Series D Preferred Stock                                     (1,094)                  -         (1,106)                    -
                                                           ----------          ----------     ----------            ----------
NET INCOME (LOSS) ALLOCABLE TO COMMON                      $     (732)         $    4,178     $   20,686            $   10,445
                                                           ----------          ----------     ----------            ----------
                                                           ----------          ----------     ----------            ----------


(1) Includes $1,386 and $650 for straight-line rents for the three months ended September 30, 1998 and 1997, respectively, and $3,279 and $1,501 for the nine months ended September 30, 1998 and 1997, respectively.
(2) Includes $102 and $44 of amortization of loan fees for the three months ended September 30, 1998 and 1997, respectively and $304 and $220 for the nine months ended September 30, 1998 and 1997, respectively.
(3) Represents the cost incurred in terminating an interest rate protection agreement that the Company entered into in May 1998 in anticipation of a public debt offering. As the result of unfavorable market conditions, the Company currently has no plans for a debt offering in 1998.


                                                       MERIDIAN INDUSTRIAL TRUST
                                    PAGE 3 OF 14       SUPPLEMENTAL INFORMATION

                           [LOGO] MERIDIAN INDUSTRIAL TRUST
                                FUNDS FROM OPERATIONS
           FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 1998 AND 1997
                                      UNAUDITED
                          (IN THOUSANDS, EXCEPT SHARE DATA)

                                                           THREE MONTHS ENDED SEPTEMBER 30,    NINE MONTHS ENDED SEPTEMBER 30,
                                                           --------------------------------   --------------------------------
                                                              1998                1997           1998                  1997
                                                           ----------          ----------     ----------            ----------
NET INCOME                                                 $      897          $    4,883     $   23,613            $   12,559
ADD (SUBTRACT):
  Real Estate Depreciation and Amortization                     6,690               2,465         17,240                 6,644
  (Gain) Loss on Divestiture of Properties                     (2,442)                 17         (4,497)                  465
  Extraordinary Item                                                -                   -              -                   808
  Minority Interest in Net Income                                 176                   -            379                     -
  Interest on Hedge Contract                                   12,633                   -         12,633                     -
                                                           ----------          ----------     ----------            ----------
FUNDS FROM OPERATIONS                                          17,954               7,365         49,368                20,476
  Series D Preferred Stock Dividends                           (1,094)                  -         (1,106)                    -
                                                           ----------          ----------     ----------            ----------
FUNDS FROM OPERATIONS ALLOCABLE TO COMMON (1)              $   16,860          $    7,365     $   48,262            $   20,476
                                                           ----------          ----------     ----------            ----------
                                                           ----------          ----------     ----------            ----------

PER SHARE FUNDS FROM OPERATIONS ALLOCABLE TO COMMON:

  Basic                                                    $     0.54          $     0.51     $     1.58            $     1.47
  Diluted                                                  $     0.50          $     0.42     $     1.44            $     1.23
Dividends per Common Share                                 $     0.33          $     0.29     $     0.99            $     0.87
Funds From Operations Payout Ratio (2)                           65.2%               91.4%          67.1%                 78.3%
WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
  Basic                                                     31,492,559          14,569,981     30,622,741            13,925,269
  Diluted (3)                                               33,923,657          17,339,432     33,450,207            16,652,223


(1) The Company calculates funds from operations (FFO) in accordance with the white paper published by the National Association of Real Estate Investment Trusts, Inc. FFO means net income (loss), (computed in accordance with generally accepted accounting principles), excluding gains (or losses) from debt restructuring, divestiture of property and significant non-recurring items that materially distort the comparative measurement of the Company over time, plus depreciation and amortization relating to real property, and after adjustments from unconsolidated partnerships and joint ventures.
(2) Includes quarterly dividends paid to Series B Preferred Stockholders of $0.33 per share and $0.31 per share in 1998 and 1997, respectively. Also, reflects cash refunded in connection with three property for stock transactions completed in 1997 representing dividends for the period prior to closing, which were accounted for as a purchase price adjustment.
(3) The diluted weighted average common shares outstanding was calculated as if the outstanding shares of Series B Convertible Preferred Stock, stock options, warrants and limited partnership units had been converted into shares of Common Stock. The number of weighted average options, warrants and limited partnership units outstanding were 807,722 and 496,724 for the three months ended September 30, 1998 and 1997, respectively, and 778,325 and 454,227 for the nine months ended September 30, 1998 and 1997, respectively.


                                                       MERIDIAN INDUSTRIAL TRUST
                                    PAGE 4 OF 14       SUPPLEMENTAL INFORMATION

                           [LOGO] MERIDIAN INDUSTRIAL TRUST
                                PORTFOLIO SUMMARY (1)
                               AS OF SEPTEMBER 30, 1998
                                      UNAUDITED

                              NO. OF           OCCUPANCY        RENTABLE         % OF TOTAL           ANNUALIZED        % OF TOTAL
MARKET                     PROPERTIES            RATE          SQUARE FEET       SQUARE FEET          BASE RENT          BASE RENT
-------------------       -----------         ----------       -----------       -----------        -------------       ------------
Atlanta                             6               100%           759,036              2.6%        $   3,347,840               3.2%
Boston                              1               100%           106,964              0.4%              481,338               0.5%
Charlotte                           1               100%           558,900              1.9%            1,710,240               1.6%
Chicago                            24                93%         2,839,176              9.9%           10,417,470               9.8%
Columbus                            8               100%         2,562,941              8.9%            7,968,675               7.5%
Dallas/Ft Worth                    48                93%         5,358,940             18.6%           17,107,565              16.1%
Detroit                            13                81%           654,338              2.3%            2,728,406               2.6%
Houston                            10                98%         1,134,445              3.9%            3,823,328               3.6%
Indianapolis                        2               100%           351,629              1.2%            1,174,428               1.1%
LA Basin                           56                91%         6,443,884             22.3%           25,473,009              24.0%
Las Vegas                           3               100%           612,495              2.1%            3,056,480               2.9%
Little Rock                         2                79%           235,250              0.8%              437,138               0.4%
Memphis                            14                94%         2,229,353              7.7%            6,213,682               5.9%
Miami                               3                91%           219,379              0.8%            1,026,940               1.0%
Minneapolis                         1               100%           100,000              0.4%              409,165               0.4%
New Jersey/I-95                    11               100%           844,267              2.9%            4,327,526               4.1%
Orlando                             2               100%           362,160              1.3%            1,585,992               1.5%
Phoenix                             5               100%           587,105              2.0%            2,265,792               2.1%
Richmond                            2                97%           145,966              0.5%            1,271,497               1.2%
San Diego                           1               100%           186,157              0.7%            1,527,997               1.4%
Seattle                             1                65%           237,281              0.8%              951,360               0.9%
SF Bay Area                         9                99%         2,185,393              7.6%            8,149,408               7.7%
St. Louis                           1               100%           126,642              0.4%              499,992               0.5%
                          -----------         ----------       -----------       -----------        -------------       ------------
Total                             224                94%        28,841,701            100.0%        $ 105,955,268             100.0%
                          -----------         ----------       -----------       -----------        -------------       ------------
                          -----------         ----------       -----------       -----------        -------------       ------------


(1) Does not include properties under development and refrigerated distribution services.


                                                       MERIDIAN INDUSTRIAL TRUST
                                    PAGE 5 OF 14       SUPPLEMENTAL INFORMATION

                           [LOGO] MERIDIAN INDUSTRIAL TRUST
                                 LEASING ACTIVITY (1)
                FOR THE THREE AND NINE MONTHS ENDED SEPTEMBER 30, 1998
                                      UNAUDITED

                                                                                     THREE MONTHS                NINE MONTHS
                                                                               ENDED SEPTEMBER 30, 1998   ENDED SEPTEMBER 30, 1998
                                                                               ------------------------   ------------------------
No. of Leases                                                                            38                         132
Square Feet of Leases                                                                 932,502                    3,463,981
Average Lease Term in Years                                                             4.28                       3.94
Base Rent % Change                                                                     8.92%                       6.72%
Average TI's & LC's per SF                                                             $0.68                      $0.95
Tenant Retention                                                                        76%                         77%


                                                   LEASE EXPIRATIONS (2)
                                                 AS OF SEPTEMBER 30, 1998

                                                      % OF TOTAL                                          % OF TOTAL
                           RENTABLE SQUARE            SQUARE FEET              ANNUAL BASE                ANNUAL BASE
       YEAR OF             FEET SUBJECT TO          REPRESENTED BY             RENTS UNDER            RENTS REPRESENTED BY
   LEASE EXPIRATION        EXPIRING LEASES          EXPIRING LEASES          EXPIRING LEASES             EXPIRING LEASES
  ------------------      -----------------        -----------------        -----------------        ----------------------
        1998                       988,187                 4%               $      4,088,998                   4%
        1999                     3,159,733                12%                     14,228,125                  13%
        2000                     3,640,165                13%                     13,241,559                  13%
        2001                     3,441,585                13%                     14,420,987                  14%
        2002                     2,971,204                11%                     11,113,773                  10%
        2003                     2,408,858                 9%                      9,434,288                   9%
        2004                       617,263                 2%                      2,788,448                   3%
        2005                     2,512,353                 9%                      8,430,759                   8%
        2006                     2,020,572                 8%                      7,390,343                   7%
        2007                     1,187,134                 4%                      5,024,516                   5%
     Thereafter                  4,147,992                15%                     15,293,472                  14%
                          -----------------        -----------------        -----------------        ----------------------
        Total                   27,095,046                100%              $    105,455,268                 100%
                          -----------------        -----------------        -----------------        ----------------------
                          -----------------        -----------------        -----------------        ----------------------


(1) Includes new and renewed leases for second generation space signed during the period. Excludes a retail property in Atlanta consisting of 79,320 square feet.
(2) Excludes a retail property in Atlanta consisting of 79,320 square feet, which was 100% occupied as of September 30, 1998. Month-to-month tenants are included as 1998 expirations.


                                                       MERIDIAN INDUSTRIAL TRUST
                                    PAGE 6 OF 14       SUPPLEMENTAL INFORMATION

                           [LOGO] MERIDIAN INDUSTRIAL TRUST
                               FIFTEEN LARGEST TENANTS
                               AS OF SEPTEMBER 30, 1998
                                      UNAUDITED

                                               NUMBER OF        SQUARE FEET        % OF TOTAL        ANNUALIZED      % OF TOTAL
TENANT                                           LEASES            LEASED           PORTFOLIO       BASE RENT (1)     PORTFOLIO
------------------------------------          -----------      -------------     --------------    --------------   ------------
Kraft Foods, Inc.                                 3                1,127,196         3.9%          $   5,043,574        4.8%
Sears Roebuck & Co.                               3                1,814,592         6.3%              4,966,448        4.7%
Freeman Decorating Co.                            3                  642,238         2.2%              2,552,712        2.4%
General Tire, Inc.                                2                  632,790         2.2%              2,120,916        2.0%
Leiner Health Products, Inc.                      1                  558,900         1.9%              1,710,240        1.6%
S.C. Johnson & Sons, Inc.                         2                  502,500         1.7%              1,660,765        1.6%
Kirk Paper Corp.                                  1                  315,705         1.1%              1,596,456        1.5%
Conopco, Inc.                                     1                  500,004         1.7%              1,475,012        1.4%
Allegiance Healthcare Corp.                       1                  361,690         1.3%              1,294,127        1.2%
IMI Cornelius, Inc.                               2                  311,444         1.1%              1,276,920        1.2%
Technicolor Videocassette, Inc.                   1                  310,736         1.1%              1,132,585        1.1%
Chrysler Corporation                              1                  317,952         1.1%              1,111,572        1.0%
L.D. Brinkman & Co., Inc.                         1                  367,744         1.3%              1,055,676        1.0%
Moog Automotive, Inc.                             1                  209,682         0.7%                966,215        0.9%
International Business Machines                   1                  150,000         0.5%                966,000        0.9%
                                              -----------      -------------     --------------    --------------   ------------
Total                                             24               8,123,173         28.1%         $  28,929,218        27.3%
                                              -----------      -------------     --------------    --------------   ------------
                                              -----------      -------------     --------------    --------------   ------------


(1) Represents annualized base rent from leases in effect as of September 30, 1998.


                                                       MERIDIAN INDUSTRIAL TRUST
                                    PAGE 7 OF 14       SUPPLEMENTAL INFORMATION

                           [LOGO] MERIDIAN INDUSTRIAL TRUST
                                  INVESTMENT SUMMARY
                     FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1998
                                      UNAUDITED

                                                                                       THREE MONTHS ENDED
                                           -------------------   ----------------------------------------------------------------
                                               YEAR-TO-DATE      SEPTEMBER 30, 1998       JUNE 30, 1998          MARCH 31, 1998
                                           -------------------   ------------------   --------------------   --------------------
PROPERTY ACQUISITIONS:
  Rentable Square Feet                               3,680,390            1,320,578              1,585,215                774,597
  Total Investment Cost (1)                 $      146,533,901   $       45,670,579   $         56,778,048   $         44,085,274
  Number of Property Acquisitions                           30                    8                     14                      8

COMPLETED DEVELOPMENTS:
  Rentable Square Feet                               2,137,123            1,334,308                802,815                      -

  Total Investment Cost (1)                 $       90,631,016   $       60,190,786   $         30,440,230   $                  -
  Number of Completed Developments                           6                    3                      3                      -

LAND ACQUISITIONS:
  Acres                                                    245                   73                    116                     56
  Total Investment Cost (1)                 $       27,870,852   $        5,959,645   $         10,912,791   $         10,998,416
  Number of Land Acquisitions                               12                    3                      4                      5


PROPERTY DIVESTITURES:
  Rentable Square Feet                               1,063,817              310,849                571,904                181,064
  Sales Price                               $       40,425,297   $       21,785,000   $         16,760,297   $          1,880,000
  Number of Property Divestitures                            7                    2                      4                      1


PROPERTIES UNDER DEVELOPMENT (AS OF THE
 END OF THE QUARTER):
  Rentable Square Feet                                N/A                 3,112,641              4,446,949              3,781,614
  Estimated Development Cost (2)                      N/A        $      116,860,000   $        171,409,000   $        129,481,211
  Number of Properties Under Development              N/A                         8                     11                     10

MERIDIAN REFRIGERATED, INC.
  Acquisitions                              $       50,816,000   $                -   $         29,741,000   $         21,075,000
  Cubic Feet                                        16,400,000                    -              9,200,000              7,200,000
  Square Feet                                          631,924                    -                332,924                299,000


(1) Total investment cost includes all costs incurred to date for the property acquisitions, completed developments and land acquisitions.
(2) Estimated development cost includes all estimated costs to complete development.


                                                       MERIDIAN INDUSTRIAL TRUST
                                   PAGE 8 OF 14        SUPPLEMENTAL INFORMATION

                           [LOGO] MERIDIAN INDUSTRIAL TRUST
                        PROPERTY ACQUISITIONS AND DIVESTITURES
                    FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1998
                                      UNAUDITED

                                                    RENTABLE                             INVESTMENT
PROPERTY NAME                        MARKET        SQUARE FEET    ACQUISITION DATE        COST (1)
-----------------------------     ------------    -------------  ------------------    -------------
PROPERTY ACQUISITIONS:

8399 Zionsville Rd.               Indianapolis       132,525           7/2/98          $   4,691,751

701 Malaga Place                  LA Basin           250,000           8/20/98             7,130,490

815 Forestwood Drive              Chicago             75,250           8/27/98             3,085,715

260 E. RocBaar Drive              Chicago            108,000           8/27/98             4,771,370

20191 Windrow Drive               LA Basin            59,338           9/11/98             3,802,490

550 N. Pioneer Avenue             SF Bay Area        319,800           9/29/98            10,404,219

6300 S. Watt Avenue               SF Bay Area        217,600           9/29/98             6,775,777

2015 N. Mac Arthur Drive          SF Bay Area        158,065           9/29/98             5,008,767
                                                  -------------                        -------------
8- PROPERTY ACQUISITIONS                           1,320,578                           $  45,670,579
                                                  -------------                        -------------
                                                  -------------                        -------------


                                                    RENTABLE
PROPERTY NAME                        MARKET        SQUARE FEET    DIVESTITURE DATE      SALES PRICE
-----------------------------     ------------    -------------  ------------------    -------------
PROPERTY DIVESTITURES:

6355 Nancy Ridge Drive            LA Basin             5,294          7/31/98          $     335,000

Marietta Trade Center             Atlanta            305,555          9/17/98             21,450,000
                                                  -------------                        -------------
2- PROPERTY DIVESTITURES                             310,849                           $  21,785,000
                                                  -------------                        -------------
                                                  -------------                        -------------


(1) Investment cost includes all costs incurred to date for the property acquisition.


                                                       MERIDIAN INDUSTRIAL TRUST
                                   PAGE 9 OF 14        SUPPLEMENTAL INFORMATION

                           [LOGO] MERIDIAN INDUSTRIAL TRUST
                                COMPLETED DEVELOPMENTS
                    FOR THE THREE MONTHS ENDED SEPTEMBER 30, 1998
                                      UNAUDITED

                                                    RENTABLE          DATE OF           INVESTMENT
PROPERTY NAME                        MARKET        SQUARE FEET     STABILIZATION         COST (1)
-----------------------------     ------------    -------------  ------------------    -------------
2235 Spiegel Drive                Columbus           510,408            7/98           $  19,269,897

Carowinds Boulevard               Charlotte          558,900            8/98              21,822,323

4000 Miller Circle North          New Jersey/I-95    265,000            9/98              19,098,566
                                                  -------------                        -------------
3- COMPLETED DEVELOPMENTS                          1,334,308                           $  60,190,786
                                                  -------------                        -------------
                                                  -------------                        -------------


(1) Investment cost includes all costs incurred to date for the completed development.


                                                       MERIDIAN INDUSTRIAL TRUST
                                   PAGE 10 OF 14       SUPPLEMENTAL INFORMATION

                              [LOGO] MERIDIAN INDUSTRIAL
                                   LAND AQUISITIONS
                       FOR THE MONTHS ENDED SEPTEMBER 30, 1998
                                      UNAUDITED

                                                 APPROX. RENTABLE   ACQUISITION          INVESTMENT
MARKET                               ACRES         SQUARE FEET         DATE               COST (1)
-----------------------------     ------------  ----------------- ------------------   -------------
Indianapolis                              58.4           751,840       07/02/98        $   4,162,442

Orlando                                    2.5            25,000       07/31/98              599,522

LA Basin                                  11.6           243,840       09/25/98            1,197,681
                                  ------------   ---------------                       --------------
3- LAND ACQUISITIONS                      72.5         1,020,680                       $   5,959,645
                                  ------------   ---------------                       --------------
                                  ------------   ---------------                       --------------

                                    LAND INVENTORY
                               AS OF SEPTEMBER 30, 1998
                                      UNAUDITED


                                                           APPROX. RENTABLE
                           MARKET            ACRES            SQUARE FEET
                        ------------     -------------     ----------------
                        Chicago                   47.0              614,000

                        Dallas                    17.7              219,000

                        Detroit (2)              102.1            1,250,000

                        Indianapolis              58.4              752,000

                        LA Basin (3)             122.6            2,405,000

                        Orlando                   71.9            1,043,000
                                         -------------     ----------------
                        Total                    419.7            6,283,000
                                         -------------     ----------------
                                         -------------     ----------------


(1) Investment cost includes all costs incurred to date for the land acquisition.
(2)  A Purchase and Sale Agreement for this land parcel has been executed.
(3) Includes 77.3 acres which have been acquired and a purchase option for 45.3 acres.


                                                       MERIDIAN INDUSTRIAL TRUST
                                   PAGE 11 OF 14       SUPPLEMENTAL INFORMATION

                           [LOGO] MERIDIAN INDUSTRIAL TRUST
                             PROPERTIES UNDER DEVELOPMENT
                               AS OF SEPTEMBER 30, 1998
                                      UNAUDITED

                                                                    ESTIMATED        ESTIMATED         ESTIMATED
                                                        RENTABLE     DATE OF          DATE OF         DEVELOPMENT
PROPERTY NAME                            MARKET       SQUARE FEET   COMPLETION    STABILIZATION (1)     COST (2)
--------------------------          ----------------  -----------   ----------    -----------------   ------------
2100 Consulate Drive                Orlando              75,000       1/98             1/99           $  3,916,000

Lebanon Pike Circle                 Nashville           178,630       7/98             12/98             7,282,000

Frankford Trade Center              Dallas              709,920       7/98             7/99             19,315,000

2225 Cedars Road                    Atlanta             249,600       9/98             9/99              6,872,000

Kraft Foods, Inc.                   New Jersey/I-95     528,670       10/98            10/98            25,169,000

Kraft Foods, Inc.                   Columbus            163,270       12/98            12/98            12,640,000

Lever Atlanta                       Atlanta             600,798       12/98            12/98            22,040,000

Meridian Distribution Center        LA Basin            606,753       12/98            12/98            19,626,000
                                                      -----------                                     ------------
8- PROPERTIES UNDER DEVELOPMENT                       3,112,641                                       $116,860,000
                                                      -----------                                     ------------
                                                      -----------                                     ------------


(1) Represents the Company's estimate of the date that the property will reach stabilization. Properties are considered stabilized for financial reporting purposes upon the earlier of substantial lease-up or one year from shell completion. However, there can be no assurance that these properties will reach stabilization by the date shown.

(2) Estimated development cost includes all estimated costs to complete development.


                                                       MERIDIAN INDUSTRIAL TRUST
                                   PAGE 12 OF 14       SUPPLEMENTAL INFORMATION

                           [LOGO] MERIDIAN INDUSTRIAL TRUST
                                  CAPITAL STRUCTURE
                               AS OF SEPTEMBER 30, 1998
                                      UNAUDITED

                                                                                                                    AGGREGATE
                                                                                                                    PRINCIPAL
                                                                                                                  OUTSTANDING AT
              DEBT                                                                                             SEPTEMBER 30, 1998
                                                                                                               ------------------
Unsecured Notes 7.25% due November 20, 2007                                                                    $      135,000,000

Unsecured Notes 7.30% due November 20, 2009                                                                            25,000,000
                                                                                                               ------------------
  Total Unsecured Notes                                                                                               160,000,000

Add:  Unamortized Debt Premium                                                                                            102,427
                                                                                                               ------------------
  Total Unsecured Notes Including Debt Premium                                                                        160,102,427
                                                                                                               ------------------

Mortgage Loans                                                                                                         87,312,212

Unsecured Credit Facility                                                                                             235,300,000
                                                                                                               ------------------
  Total Debt                                                                                                   $      482,714,639
                                                                                                               ------------------
                                                                                                               ------------------


                      EQUITY                              SHARES         CONVERSION         COMMON STOCK          MARKET VALUE
                                                      OUTSTANDING (1)       RATIO           EQUIVALENTS           EQUIVALENTS
----------------------------------------             ----------------   ------------       --------------      ------------------
Series B Convertible Preferred Stock (2)                   1,623,376        1 : 1             1,623,376        $       35,917,194

Series D Redeemable Preferred Stock (3)                    2,000,000         N/A                 N/A                   50,000,000

Limited Partnership Units (2)                                483,087        1 : 1               483,087                10,688,300

Common Stock (2)                                          31,674,027         N/A             31,674,027               700,787,847
                                                     ----------------                                          ------------------
Total Shares and Equity Capitalization                    35,780,490                                           $      797,393,341
                                                     ----------------                                          ------------------
                                                     ----------------                                          ------------------
Total Market Capitalization                                                                                    $    1,280,107,980
                                                                                                               ------------------
                                                                                                               ------------------


(1) The number of common shares outstanding was calculated as if the outstanding shares of Series B Convertible Preferred Stock and limited partnership units had been converted to Common Stock, which is consistent with the methodology used in prior periods.

(2) Market Value Equivalents based on the September 30, 1998 Common Stock closing price of $22.13.

(3)  Based on the liquidation value of $25.00 per share.


                                                       MERIDIAN INDUSTRIAL TRUST
                                   PAGE 13 OF 14       SUPPLEMENTAL INFORMATION

                           [LOGO] MERIDIAN INDUSTRIAL TRUST
                                     DEBT SUMMARY
                               AS OF SEPTEMBER 30, 1998
                                      UNAUDITED

                               PRINCIPAL MATURITIES
                                OF UNSECURED NOTES
   DEBT MATURITY SCHEDULE       AND MORTGAGE LOANS       UNSECURED CREDIT FACILITY (1)
   ----------------------      --------------------      -----------------------------
            1998                $            88,880      Facility Capacity                        $   350,000,000
            1999                            373,162      Outstanding Balance @ 9/30/98                235,300,000
            2000                            403,092      Remaining Capacity                       ---------------
            2001                            435,442                                               $   114,700,000
            2002                            470,389                                               ---------------
            2003                            508,161                                               ---------------
            2004                            548,982
            2005                         66,687,344
            2006                          6,814,830
            2007                        135,463,519
            2008                            501,790
         THEREAFTER                      35,016,621
                                -------------------
            TOTAL               $       247,312,212
                                -------------------
                                -------------------


                                    % OF TOTAL            WEIGHTED              WEIGHTED
DEBT ANALYSIS                          DEBT             AVERAGE RATE        AVERAGE MATURITY
-------------                     --------------       --------------       ----------------
  Unsecured - Fixed Rate                   33.2%            7.26%                9.5 Yrs
  Unsecured - Variable Rate                48.7%            6.88%                3.0 Yrs
  Secured - Fixed Rate                     18.1%            8.42%                7.7 Yrs


(1) Reflects the Unsecured Credit Facility as amended on October 8, 1998. The facility amendment included an increase in the facility capacity to $350,000,000 and an extension of the maturity date to October 8, 2001.


                                                       MERIDIAN INDUSTRIAL TRUST
                                   PAGE 14 OF 14       SUPPLEMENTAL INFORMATION